UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 2, 2007
OPTION CARE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19878	36-3791193

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Half Day Road, Suite 300, Buffalo Grove, Illinois	60089

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code : (847) 465-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 2, 2007, Option Care, Inc. (the “Company”) issued a press release announcing that its 2.25% Convertible Senior Notes due 2024 (the “Convertible Notes”) will be convertible during the fiscal quarter ending September 30, 2007 due to satisfaction of a conversion condition having been met under the indenture for the Convertible Notes.
Item 9.01. Financial Statements and Exhibits
The following exhibits are filed as part of this report.

Exhibit	Description

99.1	Press Release dated July 2, 2007 of Option Care, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.
By:	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

Date: July 3, 2007

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 2, 2007 of Option Care, Inc.